UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2009

HEARTWARE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously announced, the Company’s Annual Meeting will be held at The Westin Sydney, 1 Martin Place, Sydney on 30 July 2009 commencing at 9.00 am (Sydney time), being 7.00 pm US Eastern (on 29 July 2009).

The Annual Meeting will be webcast.

The Annual Meeting may be viewed at the Company’s website (www.heartware.com) by selecting “HeartWare International Annual General Meeting — Webcast” under the section titled Corporate Presentations (on the HOME page). A copy of the materials presented during the annual general meeting will also be available on the Company’s website immediately prior to the webcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: July 29, 2009	By:	/s/ David McIntyre
Name: David McIntyre
Title: Chief Financial Officer and Chief Operating Officer